FINANCIAL ASSETS SECURITY AGREEMENT
Standard

FINANCIAL ASSETS SECURITY AGREEMENT ("Security Agreement") dated as of May 1, 2001, given by STOCKERYALE, INC. F/K/A STOCKER & YALE, INC., a corporation organized and existing under the laws of the State of Massachusetts ("Customer") to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS").

1. Definitions. (a) In addition to terms defined elsewhere in this Security Agreement, when used herein the following terms shall have the following meanings:

(i)          "Bankruptcy Event" shall mean any of the following: (A) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Customer; or (B) any such proceeding shall be filed against Customer and shall not be dismissed or withdrawn within sixty (60) days after filing; or (C) Customer shall make a general assignment for the benefit of creditors; or (D) Customer shall become insolvent or generally fail to pay or admit in writing its inability to pay its debts as they become due; or (E) Customer shall be adjudicated a bankrupt or insolvent.

(ii)         "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(iii)        "Collateral" shall mean: (A) the Securities Account, (B) any free credit balances now or hereafter credited to or owing from MLPF&S to Customer in respect of the Securities Account, (C) all financial assets and investment property (including, without limitation, all security entitlements, securities accounts, stocks, bonds, mutual funds, certificates of deposit, commodities contracts and other securities), money market deposit accounts, instruments, general intangibles and other property of whatever kind or description now and hereafter in or controlled by the Securities Account or listed on any confirmation or periodic report from MLPF&S as being in or controlled by the Securities Account, whether now owned or hereafter acquired, (D) all proceeds of the sale, exchange, redemption or exercise of any of the foregoing, including, without limitation, all dividends, interest payments and other distributions of cash or property in respect thereof, and (E) all rights incident to the ownership of any of the foregoing.

(iv)       "Loan Agreements" shall mean that certain WCMA LOAN AND SECURITY AGREEMENT NO. 794-07E49 between Customer and MLBFS, and that certain WCMA REDUCING REVOLVER LOAN AND SECURITY AGREEMENT NO. 794-07E50 between Customer and MLBFS, as either or both of the same may from time to time be or have been amended, restated, extended or supplemented.

(v)        "Minimum Value” shall mean $2,000,000.00.

(vi)       "MLPF&S" shall mean MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, and its successors and assigns.

(vii)      "Obligations" shall mean all obligations, liabilities and indebtedness of every kind and nature now or hereafter owing, arising, due or payable from Customer to MLBFS, howsoever created, arising, or evidenced, whether direct or indirect, absolute or contingent, or due or to become due, including, without limitation, interest accruing after the filing of any petition in bankruptcy, and all present and future obligations, liabilities and indebtedness of Customer to MLBFS under the Loan Agreements and the agreements, instruments and documents executed pursuant thereto, including, without limitation, this Security Agreement.

(viii)     "Permitted Liens" shall mean: (A) liens in favor of MLBFS; (B) liens for current taxes not delinquent and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, liens for taxes being contested in good faith by appropriate proceedings; (C) any trade settlement liens of MLPF&S; and (D) other liens permitted in writing by MLBFS.

(ix)        "Securities Account" shall mean that certain MLPF&S securities account number 794-07E67 in the name of Customer and any and all successor securities accounts at MLPF&S.

(b) All terms used in this Security Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC. Without limiting the foregoing, the term "financial assets" and "security entitlement" shall have the meaning set forth in Section 8-102 of the UCC, and the term "investment property" shall have the meaning set forth in Section 9-115 of the UCC.

2. Grant of Security Interest. In order to secure payment and performance of the Obligations, Customer hereby pledges, grants and conveys and assigns to MLBFS a continuing first lien and security interest upon the Collateral subject only to any Permitted Liens. In furtherance thereof, Customer hereby irrevocably: (i) authorizes and directs MLPF&S to name or rename the Securities Account on its books and records as the "STOCKERYALE, INC. F/K/A STOCKER & YALE, INC. PLEDGED COLLATERAL ACCOUNT F/B/O MLBFS", (ii) authorizes and directs MLPF&S and every other person or entity now or hereafter holding or otherwise having possession or control of any Collateral to hold, possess or control such Collateral as agent for MLBFS and subject to the rights, direction, control and security interest of MLBFS, (iii) authorizes and directs MLPF&S and all such other persons or entities to comply with any and all present and future entitlement orders or directions of MLBFS with respect to the Securities Account and all or any part of the Collateral, notwithstanding any contrary direction or dispute by Customer or any other party (unless prohibited by law or the order of a judicial body having appropriate jurisdiction), and without making any inquiry whatsoever as to MLBFS' right or authority to give such order or direction or as to the application of any payment pursuant thereto, (iv) waives and releases MLPF&S and all such other persons and entities from, and agrees to indemnify and hold harmless MLPF&S and all such other persons and entities from and against, any liability whatsoever for complying with any such orders or directions of MLBFS; and (v) agrees with MLBFS and MLPF&S that all assets and other property now and from time to time hereafter in or controlled by the Securities Account or listed on any confirmation of periodic report from MLPF&S as being in or controlled by the Securities Account shall be deemed to be "Financial Assets" within the meaning of the UCC.

3. Rights and Limitations of Customer. (a) Except upon the prior written consent of MLBFS, Customer shall not: (i) purchase any financial assets, investment property or other property with funds in the Securities Account other than: (A) publicly held domestic money market funds or deposits with Merrill Lynch Bank USA or Merrill Lynch Bank & Trust Co. which are credited to the Securities Account, (B) obligations of or guaranteed or insured by the U. S. Government (including insured certificates of deposit), or (C) if the overall investment quality of the Collateral is not thereby materially reduced and if the Securities Account is not thereby materially less diversified, publically traded stocks, bonds and other financial assets or investment property which are margin-eligible and otherwise acceptable to MLBFS and purchased with the proceeds of other Collateral which has been sold by Customer; (ii) borrow any funds on margin or otherwise from anyone other than MLBFS using all or any part of the Collateral as collateral; (iii) otherwise grant or permit to exist any lien or security interest upon any part of the Collateral other than Permitted Liens, or (iv) directly or indirectly withdraw any financial assets, investment property or other property from the Securities Account except in connection with a sale permitted hereby.

(b) So long as no Event of Default shall have occurred and be continuing, Customer may without the consent of MLBFS: (i) retain any financial assets, investment property and other property which are in or controlled by the Securities Account on the date hereof; (ii) sell any such property at any time so long as the proceeds are either held in the Securities Account or used to purchase other financial assets or investment property permitted hereby which are held in or controlled by the Securities Account; and (iii) exercise any voting and consensual rights with respect to the financial assets, investment property and other property included in the Collateral for any purpose not inconsistent with this Security Agreement.

4. Warranties. Customer warrants to MLBFS on a continuing basis that:

(a) Ownership and Priority. Except for the rights of MLBFS hereunder and for any Permitted Liens: (i) Customer is the owner of the Securities Account and all other Collateral free and clear of any interest or lien of any third party, and (ii) upon the acknowledgment of this Security Agreement by MLPF&S and/or the completion of any other action required by applicable law to perfect its security interest hereunder, MLBFS will have a valid and perfected first lien and security interest upon all of the Collateral.

(b) Collateral Not Restricted; Enforceability. Except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity: (i) neither Customer nor any part of the Collateral is subject to any legal, contractual or other restriction which might hinder or prevent the grant to or enforcement by MLBFS of the security interest in the Collateral pursuant to this Security Agreement, and (ii) this Security Agreement is the legal, valid and binding obligation of Customer, enforceable against Customer in accordance with its terms.

(c) Right, Power and Authority. Customer has the full right, power and authority to make, execute and deliver this Security Agreement.

5. Covenants.

(a) No Other Liens. Except upon the prior written consent of MLBFS, Customer will not cause or permit to exist any security interests or liens upon the Collateral other than Permitted Liens.

(b) Maintenance of Perfection. Customer will execute and deliver to MLBFS such Uniform Commercial Code financing statements, continuation statements and other agreements, instruments and documents as MLBFS may from time reasonably require in order to establish, perfect and maintain perfected the lien and security interest of MLBFS hereunder.

(c) Change in Principal Place of Business. Customer will provide not less than 30 days prior written notice of any change in Customer's principal place of business.

(d) Change With MLPF&S. Customer will provide MLBFS with prompt written notice of any change known to Customer in the account number of the Securities Account, the Financial Consultant at MLPF&S assigned to Customer or the address of said Financial Consultant's office at MLPF&S.

(e) Minimum Collateral Value. Customer further warrants and agrees that the aggregate immediate market value of the Collateral will at all times during the term hereof be not less than the Minimum Value. In determining the value of the Collateral for the purposes of this Section, no value will be given to any financial assets or investment property in or controlled through the Securities Account for less than 30 calendar days where such financial assets or investment property either: (i) have been issued by an open-end investment company (including money market funds and other open-end mutual funds) other than in connection with reinvestment of dividends; or (ii) are part of a new issue with respect to which MLPF&S participated as a member of the selling group or syndicate.

6. Event of Default. The occurrence of any of the following will constitute an "Event of Default" hereunder: (a) the occurrence of an Event of Default under the terms of any of the Loan Agreements; or (b) if Customer shall breach or violate any of its covenants or warranties herein contained, and does not cure such breach or violation within 10 Business Days after notice from MLBFS; or (c) a default or Event of Default by Customer shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, MLPF&S or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed; or (d) if Customer's subscription to the Securities Account shall be terminated for any reason; or (e) any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of payment or performance by Customer has been materially impaired (determined in a manner consistent with the intent of Section 1-208 of the UCC); or (f) if at any time the aggregate immediate market value of the Collateral shall be or become an amount less than the Minimum Value (determined in a manner consistent with Section 5(e) hereof), and Customer shall not within 1 Business Day of written demand by MLBFS deposit into the Securities Account additional financial assets or investment property acceptable to MLBFS sufficient to increase such aggregate immediate market value to at least the Minimum Value; or (g) any Bankruptcy Event shall occur.

7. Remedies. Upon the occurrence of any Event of Default and at any time thereafter during the continuance thereof, MLBFS may, at its option, and in addition to all other rights and remedies available to MLBFS: (a) by written notice to MLPF&S, terminate all rights of Customer with respect to control of the Collateral (it being understood, however, that upon the occurrence of any Bankruptcy Event all rights of Customer with respect to control of the Collateral shall automatically terminate without notice or other action on the part of MLBFS), and thereby obtain the right to exclusive control over the Collateral, including, without limitation, the right to cancel any open orders and close any and all outstanding contracts, liquidate all or any part of the Collateral, transfer the Securities Account or any other Collateral to the name of MLBFS or its nominee, and withdraw any Collateral from the Securities Account; and (b) exercise any one or more of the rights and remedies of a secured party under the UCC. Any sale of Collateral pursuant to this Paragraph may be made at MLBFS' discretion on any exchange or other market where such business is usually transacted, or at public auction or private sale, and MLBFS or MLBFS' agent may at any such sale be the purchaser for the account of MLBFS or such agent. The proceeds of sale or other disposition of any of the Collateral shall be applied by MLBFS on account of the Obligations, with any excess paid over to Customer or its successors or assigns, as their interests and rights may appear, or whoever else may then be adjudged entitled thereto. To the fullest extent permitted by law, Customer waives notice of any sale, advertisement and all other notices and formalities whatsoever. All rights and remedies available to MLBFS hereunder shall be cumulative and in addition to all other rights and remedies otherwise available to it at law, in equity or otherwise, and any one or more of such rights and remedies may be exercised simultaneously or successively. No waiver by MLBFS of any Event of Default shall waive any other or subsequent Event of Default. None of the provisions hereof shall be held to have been waived by any act or knowledge of MLBFS, but only by a written instrument executed by an officer of MLBFS and delivered to Customer.

8. Power of Attorney. Customer further agrees that MLBFS shall have and hereby irrevocably grants to MLBFS, effective upon the occurrence and during the continuance of any Event of Default, the full and irrevocable right, power and authority in the name of Customer or in MLBFS' own name, to demand, collect, withdraw, receipt for and sue for the Securities Account and any or all of the other Collateral, and all amounts due or to become due and payable upon or with respect to the Collateral; to execute any withdrawal receipts respecting any or all of the Collateral; to endorse the name of Customer on any and all commercial paper and other instruments given in payment therefor; and, in its discretion, to take any and all further action (including, without limitation, the transfer of the Securities Account or any other Collateral to the name of MLBFS or its nominee) which MLBFS shall deem necessary or appropriate to preserve or protect its interests hereunder.

9. Rights Absolute. The rights of MLBFS hereunder and with respect to the Collateral are absolute and unconditional, and nothing that MLBFS does or leaves undone shall affect such rights of MLBFS. Without limiting the foregoing, MLBFS shall not as a condition of such rights be required to resort to any other collateral or security, pursue or exhaust any remedy against Customer or any other party or observe any formality of notice or otherwise (except as expressly provided herein); and (ii) Customer hereby consents to, and waives notice of, any extension, renewal or modification from time to time of any of the Loan Agreements or any other agreement, instrument or document evidencing or securing the Obligations, any extensions, forbearances, compromises or releases of any of the Obligations, and the release of any party primarily or secondarily obligated for the Obligations or of any other collateral therefor.

10. Limitation of MLBFS' Obligations. MLBFS shall not as a result of this Security Agreement be subjected to any obligation or liability of Customer of any manner or type with respect to the Collateral, including, but not limited to, the duty to perform any covenants and agreements made by Customer; all of which obligations and liabilities shall continue to rest upon Customer as though this Security Agreement had not been made.

11. MLPF&S Not Authorized. CUSTOMER ACKNOWLEDGES AND AGREES THAT NOTWITHSTANDING THE AFFILIATION BETWEEN MLBFS AND MLPF&S, AND THE AGENCY RELATIONSHIP ACKNOWLEDGED BY MLPF&S IN THE CONSENT HERETO, NEITHER MLPF&S NOR ANY OF ITS EMPLOYEES ARE AUTHORIZED TO WAIVE ON BEHALF OF MLBFS ANY PROVISION HEREOF, OR CONSENT ON BEHALF OF MLBFS TO ANY ACTION OR INACTION BY CUSTOMER, OR OTHERWISE BIND MLBFS.

12. Term. This Security Agreement shall become effective when signed by Customer, and shall continue in effect so long thereafter as any of the Loan Agreements shall be in effect or there shall be any Obligations outstanding.

13. Miscellaneous.

(a) Customer waives notice of the acceptance hereof by MLBFS.

(b) Titles to Paragraphs are for convenience only and shall not be considered in the interpretation hereof.

(c) This Security Agreement shall be binding upon Customer and Customer's heirs, personal representatives, successors and assigns, as applicable, and shall inure to the benefit of MLBFS and its successors and assigns. If there is more than one "Customer", their obligations hereunder are joint and several.

(d) THIS WRITTEN SECURITY AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, MAY BE MODIFIED ONLY BY A WRITTEN INSTRUMENT EXECUTED BY BOTH MLBFS AND CUSTOMER, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(e) THIS SECURITY AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF ILLINOIS. WITHOUT LIMITING THE RIGHT OF MLBFS TO ENFORCE THIS SECURITY AGREEMENT IN ANY JURISDICTION AND VENUE PERMITTED BY APPLICABLE LAW: (I) CUSTOMER AGREES THAT THIS SECURITY AGREEMENT MAY AT THE OPTION OF MLBFS BE ENFORCED BY MLBFS IN ANY JURISDICTION AND VENUE IN WHICH ANY OF THE LOAN AGREEMENTS MAY BE ENFORCED, (II) CUSTOMER IRREVOCABLY SUBMITS ITSELF TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND (III) CUSTOMER WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND THE CONVENIENCE OF ANY SUCH FORUM AND ANY AND ALL RIGHTS TO REMOVE SUCH ACTION FROM STATE TO FEDERAL COURT. CUSTOMER FURTHER AGREES THAT ANY CLAIM BY CUSTOMER AGAINST MLBFS HEREUNDER OR WITH RESPECT TO ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE BROUGHT AGAINST MLBFS ONLY IN AN ACTION OR PROCEEDING IN A FEDERAL OR STATE COURT IN THE COUNTY OF COOK AND STATE OF ILLINOIS, AND CUSTOMER WAIVES THE RIGHT TO BRING ANY SUCH ACTION OR PROCEEDING OR ASSERT ANY COUNTERCLAIM AGAINST MLBFS IN ANY OTHER JURISDICTION OR BEFORE ANY OTHER FORUM. CUSTOMER FURTHER WAIVES THE RIGHT TO BRING ANY NON-COMPULSORY COUNTERCLAIMS.

(f) CUSTOMER AND MLBFS HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY IN ANY WAY RELATED TO OR ARISING OUT OF THIS SECURITY AGREEMENT, ANY OF THE LOAN AGREEMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Dated as of the day and year first above written.

STOCKERYALE, INC. F/K/A STOCKER & YALE, INC.

By:	/s/ Mark W. Blodgett	/s/ Gary B. Godin

Signature (1)		Signature (2)
Mark W. Blodgett		Gary B. Godin

Printed Name		Printed Name
CEO		CFO

Title		Title

ACCEPTED AT CHICAGO, ILLINOIS:

MERRILL LYNCH BUSINESS
FINANCIAL SERVICES INC.

By:	/s/ Julie Ellman

FR U-1
OMB No. 7100-0115
Approval Expires March 31, 2002

BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
Statement of Purpose for an Extension of Credit Secured by Margin Stock
(Federal Reserve Form U-1)

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

Name of Bank

This report is require by law (15 U.S.C. 78g and 78w; 12 CFR 221). The Federal Reserve may not conduct or sponsor, and an organization (or a person) is not required to respond to, a collection of information unless it displays a currently valid OMB control number.	Public reporting burden for this collection of information is estimated to average 0.07 hours per response, including the time to gather and maintain data in the required form and to review instructions and complete the information collection. Send comments regarding this burden estimated or any other aspect of this Collection of information, including suggestions for reducing this burden to: Secretary, Board of Governors of the Federal Reserve System, 20th and C Streets, N.W., Washington, DC 20551; and to the Office of Management and Budget, Paperwork Reduction Project (7100-0011), Washington, DC 20503.

Instructions

1.          This form must be completed when a bank extends credit in excess of $100,000 secured directly or indirectly, in whole or in part, by any margin stock.

2.          The term "margin stock" is defined in Regulation U (12 CFR 221) and includes, principally: (1) stocks that are registered on a national securities exchange; (2) debt securities (bonds) that are convertible into margin stocks; (3) any over-the-counter security designated as qualified for trading in the National Market System under a designation plan approved by the Securities and Exchange Commission (NMS security); and (4) shares of most mutual funds, unless 95 per cent of the assets of the fund are continuously invested in U. S. government, agency, state or municipal obligations.

3.          Please print or type (if space is inadequate, attach separate sheet).

Part I   To be completed by borrower(s)

1.   What is the amount of the credit being extended?  $6,000,000.00

2. Will any part of this credit be used to purchase or carry margin stock?	☐	Yes	☒	No

If the answer is "no", describe the specific purpose of the credit:  To provide working capital and/or for other lawful business purposes

I (We) have read this form and certify that to the best of my (our) knowledge and belief the information given is true, accurate, and complete, and that the margin stock and any other securities collateralizing this credit are authentic, genuine, unaltered, and not stolen, forged or counterfeit.

Signed: StockerYale, Inc. f/k/a Stocker & Yale, Inc.

/s/ Mark W. Blodgett	5/14/01	/s/ Gary B. Godin	5/14/01

Borrower's signature	Date	Borrower's signature	Date
Mark W. Blodgett		Gary B. Godin

Print or type name		Print or type name

This form should not be signed in blank

A borrower who falsely certifies the purpose of a credit on this form or otherwise willfully or intentionally evades the provisions of Regulation U will also violate Federal Reserve Regulation X, "Borrowers of Securities Credit."

Part II   To be completed by bank only if the purpose of the credit is to purchase or carry margin securities (Part I (2) answered "yes")

1.          List the margin stock securing this credit; do not include debt securities convertible into margin stock. The maximum loan value of margin stock is 50 per cent of its current market value under the current Supplement to Regulation U.

No. of shares	Issue	Market Price per share	Date and source of valuation (See note below)	Total market value per issue

2.          List the debt securities convertible into margin stock securing this credit. The maximum loan value of such debt securities is 50 per cent of the current market value under the current Supplement to Regulation U.

Principal Amount	Issue	Market Price	Date and source of valuation (See note below)	Total market value per issue

3.          List other collateral including non-margin stock securing this credit.

Describe briefly	Market Price	Date and source of valuation (See note below)	Good faith loan value

Note: Bank need not complete "Date and source of valuation" if the market value was obtained from regularly published information in a journal of general circulation or an automated quotation system.

Part III  To be signed by a bank officer in all instances.

I am a duly authorized representative of the bank and understand that this credit secured by margin stock may be subject to the credit restrictions of Regulation U. I have read this form and any attachments, and I have accepted the customer's statement in Part I in good faith as required by Regulation U*; and I certify that to the best of my knowledge and belief, all the information given is true, accurate, and complete. I also certify that if any securities that directly secure the credit are not or will not be registered in the name of the borrower or its nominee, I have or will cause to have examined the written consent of the registered owner to pledge such securities. I further certify that any securities that have been or will be physically delivered to the bank in connection with this credit have been or will be examined, that all validation procedures required by bank policy and the Securities Exchange Act of 1934 (section 17(f), as amended) have been or will be performed, and that I am satisfied to the best of my knowledge and belief that such securities are genuine and not stolen or forged and their faces have not been altered.

*To accept the customer's statement in good faith, the officer of the bank must be alert to the circumstances surrounding the credit and, if in possession of any information that would cause a prudent person not to accept the statement without inquiry, must have investigated and be satisfied that the statement is truthful. Among the facts which would require such investigation are receipt of the statement through the mail or from a third party.

Signed:

Date	Bank officer's signature

Title	Print or type name

This form must be retained by the lender for three years after the credit is extinguished.

SECRETARY'S CERTIFICATE

(Financial Asset Security Agreement)

The undersigned hereby certifies that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of STOCKERYALE, INC. F/K/A STOCKER & YALE, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Massachusetts, and that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the 19 day of March, 2001 by the Board of Directors of said corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said corporation:

“RESOLVED, that it is advisable and in the best interests of this Corporation that this Corporation grant to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. (“MLBFS”) a security interest in one or more Merrill Lynch securities accounts, all successor security accounts, and all securities and other financial assets, investment property and other property now and hereafter therein or controlled thereby (collectively, the “Collateral”) as collateral for its obligations to MLBFS; and

“FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered for and on behalf of this Corporation to: (a) grant to MLBFS a first and prior security interest in the Collateral and any other property of this Corporation; (b) execute and deliver to MLBFS: (i) all Financial Assets Security Agreements and all other agreements, instruments and documents now and hereafter required by MLBFS, and (ii) any present or future amendments to any of the foregoing; all in such form as such officer shall approve, as conclusively evidenced by his signature thereon; and (c) do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation in connection therewith; and all prior acts of said officers in these premises are hereby ratified and confirmed; and

“FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS.”

The undersigned further certifies that the foregoing resolutions have not been rescinded, modified or repealed in any manner and are in full force and effect as of the date of this Certificate, and that the following individuals are now the duly elected and acting officers of said corporation and the signatures set forth below are the true signatures of said officers:

President:	/s/ Mark W. Blodgett

Vice President:

Secretary:	/s/ Gary B. Godin

Treasurer:	/s/ Gary B. Godin

IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said corporation hereto, pursuant to due authorization, all as of this 14 day of May, 2001.

(Corporate Seal)

/s/ Gary B. Godin

Secretary

/s/ Gary B. Godin

Printed Name